FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 10, 1996


                        TELEPHONE AND DATA SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


      Iowa                         1-8251                     36-2669023
  (State or other               (Commission                 (IRS Employer
  jurisdiction of               File Number)                Identification
  incorporation)                                                 No.)



   30 North LaSalle Street, Chicago, Illinois                     60602
   (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (312) 630-1900


                                 Not Applicable
          (Former name or former address, if changed since last report)


            The Exhibit Index is Located on Page 4 of 5 Total Pages.





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Item 5.   Other Events.

         On January 10, 1996, the Company announced a proposal to transfer its minority ownership interests in certain cellular markets to United States Cellular Corporation for approximately $116.7 million. The minority interests subject to the proposal represent approximately 675,000 population equivalents.

         This Current Report on Form 8-K is being filed for the purpose of filing the news release issued by the Company relating to such announcement as an exhibit.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         The exhibits  accompanying  this report are listed in the  accompanying
Exhibit Index.




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                                                    SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.




Telephone and Data Systems, Inc.
(Registrant)

Date:    January 11, 1996


By:  /s/ GREGORY J. WILKINSON
     ------------------------
Gregory J. Wilkinson
Vice President and Controller
(principal accounting officer)












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                                  EXHIBIT INDEX


Exhibit Number         Description of Exhibit        Sequentially Numbered Page

         99            News Release dated                        5
                       January 10, 1996



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